SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the approprate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission  Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or  ss. 240.14a-12

                            Bridgeport Machines, Inc.
                (Name of Registrant as Specified in its Charter)

             ------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of  Filing Fee (Check the appropriate box):
[X]   No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(3) and 0-11.

       1)  Title of each class of securities to which transaction applies:
      --------------------------------------------------------------------------

       2)  Aggregate number of securities to which transaction applies:
      --------------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      --------------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:
      --------------------------------------------------------------------------

        5)  Total fee paid:
      --------------------------------------------------------------------------

[  ]    Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
      --------------------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
      --------------------------------------------------------------------------

         3)       Filing Party:
      --------------------------------------------------------------------------

         4)       Date Filed:
      --------------------------------------------------------------------------

BRIDGEPORT MACHINES, INC.                                   500 Lindley Street
                                                            Bridgeport, CT 06606

                                                            July 31, 1997





To Our Stockholders:

      On behalf of the Board of Directors, we cordially invite you to attend the 1997 Annual Meeting of Bridgeport Machines' stockholders. The Annual Meeting will be held at 10:30 a.m. on September 4, 1997 at Brooklawn Country Club, 500 Algonquin Road, Fairfield, CT. The formal notice of the Annual Meeting is set forth on the next page.

      The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. In addition, we will respond to your questions and comments.

      It is important that your views be represented whether or not you are able to attend the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the postage paid envelope. For your information, a report on the 1997 Annual Meeting will be included in the second quarter report to stockholders which will be mailed in early November.

      To assist us in our preparation for the meeting, we would appreciate having you complete the proxy card and indicate your intentions for attending the meeting.

      We hope each of you will vote your shares either in person or by proxy, and we urge you to return the proxy card at your earliest convenience.

      Should you require directions to Brooklawn Country Club or need further information about the meeting, you may call our Corporate Administration Department at (203) 337-8598.


                                              Sincerely,


                                              /s/ Joseph E. Clancy
                                              --------------------
                                              Joseph E. Clancy
                                              Chairman of the Board of Directors

BRIDGEPORT MACHINES, INC.                                   500 Lindley Street
                                                            Bridgeport, CT 06606

                                                            July 31, 1997




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Bridgeport Machines, Inc.:

      Notice is hereby given that the annual meeting of stockholders of Bridgeport Machines, Inc. will be held at 10:30 a.m. on September 4, 1997 at Brooklawn Country Club, 500 Algonquin Road, Fairfield, CT for the purpose of considering and voting upon the following matters:

1. Election of two directors to serve for a term of three years and until their respective successors are elected and qualified.

2. Approval of the Amendment and Restatement of the Bridgeport Machines, Inc. 1994 Non-Employee Directors Stock Option Plan.

3. Ratification of the selection of Arthur Andersen LLP as independent public accountants for the year ending March 28, 1998.

4.    Such other business as may properly be brought before the meeting.

      Only stockholders of record at the close of business on July 21, 1997 are entitled to notice of, and to vote at, the meeting. Your attention is directed to the accompanying Proxy Statement.

                                              By Order of the Board of Directors


                                              /s/ Ralph J. LoStocco
                                              ---------------------
                                              Ralph J. LoStocco, Secretary

Bridgeport, Connecticut
July 31, 1997

      WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY AND VOTE IN PERSON.

      If you have not received or had access to the fiscal 1997 Annual Report of Bridgeport Machines, Inc. which includes financial statements, kindly notify Ralph J. LoStocco, Vice President-Administration and Secretary (203) 337-8461 and a copy will be sent to you promptly.

BRIDGEPORT MACHINES, INC.                                   500 Lindley Street
                                                            Bridgeport, CT 06606

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                September 4, 1997

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bridgeport Machines, Inc. ("Bridgeport") of proxies to be voted at the 1997 annual meeting of stockholders (the "Annual Meeting") of Bridgeport to be held at 10:30 a.m. on September 4, 1997 at Brooklawn Country Club, 500 Algonquin Road, Fairfield, CT and at any and all postponements or adjournments thereof. The date on which this proxy statement, the enclosed form of proxy and Annual Report to Stockholders are first being sent to stockholders is on or about July 31, 1997.

      Each share of Common Stock par value $0.01 per share (the "Common Stock") is entitled to one vote. Properly executed proxies received prior to the Annual Meeting, unless revoked, will be voted in accordance with the specified instructions. Regarding the election of Directors, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to all other proposals to be voted upon, stockholders may vote in favor of a proposal, against a proposal or may abstain from voting. Stockholders should specify their choices on the enclosed proxy card. If no instructions are given with respect to the matters to be acted upon, the proxy will be voted as follows:

      For the election of all nominees for director named herein,

      For approval of the Amendment and Restatement of Bridgeport's 1994 Non-Employee Directors Stock Option Plan, and

      For ratification of the selection of Arthur Andersen LLP as independent public accountants for fiscal 1998.

      If any other matters should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto by the person or persons holding such proxy as in their judgment is in the best interests of Bridgeport and its stockholders. The Board of Directors does not know of any matters other than as described in the Notice of Annual Meeting that are to come before the Annual Meeting.

      All expenses of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by Bridgeport. In addition to solicitation by mail, officers and regular employees of Bridgeport may solicit proxies from stockholders by telephone, telegram or personal interview and will not receive additional compensation for such services.


VOTING SECURITIES

      Only holders of record of Common Stock at the close of business on July 21, 1997 are entitled to vote on the matters presented at the Annual Meeting. The number of shares outstanding on such date was 5,679,361. Each such share is entitled to one vote with respect to such matters.

      The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. The affirmative vote of the holders of the plurality of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote is required for the election of directors and the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote is required for all other proposals to come before the Annual Meeting. See "Item I. Election of Directors - Compensation Committee Interlocks and Insider Participation" for a discussion regarding certain voting arrangements with respect to the election of directors.


      Abstentions and broker non-votes (shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee does not have discretionary authority to vote on a particular proposal) will be counted as present at the Annual Meeting for purposes of determining whether or not a quorum exists. Abstentions and broker non-votes will generally not be counted for any other purpose, except that abstentions with respect to any proposal, other than the election of directors, will be treated as negative votes.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of July 21, 1997 the beneficial ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) directors and executive officers individually and (iii) by the directors and executive officers as a group. Except as described below, each of the persons and group listed below has sole voting power with respect to the shares shown.

                                                                   Shares                  Percent of
                    Name                                   Beneficially Owned (1)         Total Shares
                    ----                                   ----------------------         ------------
Textron Inc.                                                      1,196,233                   21.0%
40 Westminster Street
Providence, RI 02903

Smith Barney Holdings Inc. (2)                                      931,781                   16.4
388 Greenwich Street
New York, NY  10013

Lehman Brothers Holdings, Inc.                                      639,935                   11.3
Three World Financial Center
New York, NY 10285

Kansas Debt Fund, Nominee for                                       638,211                   11.2
Kansas Public Employees Retirement Systems
c/o Portfolio Advisors, Inc.
9 Old Kings Highway South
Darien, CT  06820

U.S. Bancorp (3)                                                    383,200                    6.7
111 S.W.  Fifth Avenue
Portland, OR  97204

                                                                   Shares                  Percent of
                    Name                                   Beneficially Owned (1)         Total Shares
                    ----                                   ----------------------         ------------
Joseph E. Clancy (4)                                                 95,376                    1.7
Dan L. Griffith (5)                                                  68,444                    1.2
Walter C. Lazarcheck (6)                                              5,000                    *
Ralph J. LoStocco (7)                                                 5,000                    *
Malcolm Taylor (8)                                                   11,764                    *
Robert J. Cresci (9)                                                  7,000                    *
Eliot M. Fried (10)                                                  22,000                    *
Bhikhaji M. Maneckji (11)                                                 -                    *
Brian P. Murphy (12)                                                      -                    *
All Directors and Executive Officers                                214,584                    3.7
 as a group (total 9 persons)
------------
*     Less than 1% of the outstanding Common Stock

(1) Pursuant to the regulations of the Securities and Exchange Commission, shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares whether or not such person has any pecuniary interest in such shares or the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

(2)  In a Schedule 13G filed on January 23, 1997,  Smith  Barney  Holdings  Inc.
     reported that as of January 22, 1997 it held 931,781 shares of Common Stock
     (16.4% of the  outstanding  shares of  Common  Stock as of July 21,  1997).
     Smith  Barney  Holdings  Inc.  reported  that  it  possessed:   (i)  shared
     dispositive  power with  respect to 931,781  shares and (ii) shared  voting power with  respect to 931,781  shares.  The  Schedule 13G also states that
     Smith Barney  Holdings  Inc. has not acquired  Bridgeport's  shares for the purpose of changing or influencing the control of Bridgeport.

(3)  In a Schedule  13G filed on  February  14,  1997,  U.S.  Bancorp,  a parent holding  company,  reported  that as of December  31, 1996 it held  382,000 shares of Common Stock (6.7% of the  outstanding  shares of Common Stock as of July 21,  1996).  U.S.  Bancorp  reported  that it  possessed:  (i) sole dispositive  power with  respect to 202,000  shares and shared  dispositive power with  respect to 4,100 shares and (ii) sole voting power with respect to 382,200 shares.  The Schedule 13G also states that U.S.  Bancorp has not acquired Bridgeport's shares for the purpose of changing or influencing the control of Bridgeport.

(4) Includes 13,333 shares which may be acquired by Mr. Clancy upon the exercise of immediately exercisable options.

(5) Includes 13,333 shares which may be acquired by Mr. Griffith upon the exercise of immediately exercisable options.

(6) Consists of 5,000 shares which may be acquired by Mr. Lazarcheck upon the exercise of immediately exercisable options.

(7) Includes 5,000 shares which may be acquired by Mr. LoStocco upon the exercise of immediately exercisable options.

(8) Includes 11,764 shares which may be acquired by Mr. Taylor upon the exercise of immediately exercisable options.

(9)  Consists  of 7,000  shares  which may be  acquired  by Mr.  Cresci upon the exercise of  immediately  exercisable  options.  Does not  include  226,166 shares  beneficially owned by State of Delaware  Employees  Retirement Fund
     ("DERF"),  which Mr. Cresci may be deemed to beneficially  own by virtue of his  position as a Managing  Director of Pecks  Management  Partners  Ltd.,
     investment advisor for such fund.

(10) Includes 7,000 shares which may be acquired by Mr. Fried upon the exercise of immediately exercisable options. Does not include shares beneficially owned by Lehman Brothers Holdings, Inc., which Mr. Fried may be deemed to beneficially own by virtue of his position as Managing Director of Lehman
     Brothers Holdings, Inc.

(11) Does not include shares beneficially owned by Textron Inc. ("Textron"), which Mr. Maneckji disclaims beneficial ownership of.

(12) Does not include shares beneficially owned by Kansas Debt Fund ("KDF"), nominee for Kansas Public Employees Retirement Systems, which Mr. Murphy may be deemed to beneficially own by virtue of his position for such fund.

                          ITEM I. ELECTION OF DIRECTORS

      Bridgeport's Bylaws provide that the number of Directors will be fixed by the Board of Directors, but must consist of not more than 15 nor less than three Directors. Currently, the number of Directors is fixed at seven, with one vacancy. One seat remains vacant to allow the Board flexibility to appoint an additional Director to meet Bridgeport's increased requirements as a public company. Pursuant to the Certificate of Incorporation and the Bylaws, the Board of Directors is divided into three equal classes serving staggered three-year terms. The Board of Directors intends to present for action at the Annual Meeting the election of Dan L. Griffith and Eliot M. Fried, whose present terms expire this year, each to serve until the 2000 Annual Meeting and until their successors have been elected and qualified. Pursuant to a voting arrangement entered into prior to Bridgeport's initial public offering, certain stockholders, including Textron, KDF and Lehman Brothers Holdings, Inc., have agreed to vote their shares of Common Stock in favor of the election of Messrs. Griffith and Fried. See "Compensation Committee Interlocks and Insider Participation."

      Each nominee has consented to being designated in this Proxy Statement and to serve as a Director of Bridgeport if elected. It is the intention of the persons named in the proxy to vote shares under the authority granted by the proxy for the election of all nominees named above. If any of these nominees should be unable or declines to serve, the proxies will be voted for the election of such other person or persons as shall be determined in the discretion of the persons designated to vote shares under the authority granted by the proxy.

      The Board of Directors recommends that stockholders vote "FOR" the election of the nominees for directors listed below.

      Set forth below is information with respect to the nominees, Directors continuing in office and Executive Officers of the Company.

Nominated Directors:

      Name                         Age                          Position
      ----                         ---                          --------
      Dan L. Griffith               56               President, Chief Executive Officer
                                                     and Director

      Eliot M. Fried                64               Director

       Dan L. Griffith has served as Chief Executive Officer of Bridgeport since June 1995, and as President since September 1994. Mr. Griffith also served as Chief Financial Officer of Bridgeport from 1986 to June 1995 and Executive Vice President from 1986 to September 1994. Mr. Griffith has been a Director since April 1992. Mr. Griffith joined the Bridgeport Machines Division of Textron in 1983 after holding various financial positions with Textron. Mr. Griffith is a member of Bridgeport's Nominating Committee.

       Eliot M. Fried has served as a Director of Bridgeport since 1988. Mr. Fried has been a Managing Director of Lehman Brothers Inc. ("Lehman") and its predecessors since 1991. Prior thereto, he was Senior Executive Vice President of Lehman. Currently, he is Co-Chairman of Lehman's Investment Committee. Mr. Fried is a director of Energy Ventures, Inc., Sun Source LP, Axsys Technologies, Inc., L-3 Communications Holdings, Inc. and Walter Industries Inc. Mr. Fried is Chairman of Bridgeport's Compensation Committee and a member of Bridgeport's Audit Committee.

Continuing Directors and Executive Officers:

      Name                             Term Expires   Age             Position
      ----                             ------------   ---             --------
      Joseph E. Clancy                     1999        66     Chairman of the Board of Directors
      Walter C. Lazarcheck                  ---        33     Vice President and Chief Financial Officer
      Ralph J. LoStocco                     ---        64     Vice President-Administration and Secretary
      Malcolm Taylor                        ---        61     Senior Vice President and Managing Director-
                                                               European Operations
      Robert J. Cresci                     1999        53     Director
      Brian P. Murphy                      1998        35     Director
      Bhikhaji M. Maneckji                 1998        48     Director

       Joseph E. Clancy has served as Chairman of the Board since 1988 and was Chief Executive Officer of Bridgeport from 1986 to June 1995 and President from 1986 until September 1994. From 1968 to 1986, Mr. Clancy served the Bridgeport Machines Division of Textron in various senior management positions, including as President from 1978 to 1986. Mr. Clancy currently serves as a director of People's Bank, Bridgeport, Connecticut. Mr. Clancy is Chairman of Bridgeport's Nominating Committee.

       Walter C. Lazarcheck has served as Vice President and Chief Financial Officer of Bridgeport since June 1995. Mr. Lazarcheck joined Bridgeport in January 1995 as Vice President - Finance. Mr. Lazarcheck previously was an audit manager for Arthur Andersen LLP and worked for Arthur Andersen LLP from 1985 to 1994.

       Ralph J. LoStocco has served as Vice President - Administration and Secretary of Bridgeport since 1986. Mr. LoStocco served as Vice President of Human Resources for Producto Machine Company from 1973 to 1986 and as its Manager of Human Resources from 1963 to 1972.

       Malcolm Taylor has served as Senior Vice President and Managing Director-European Operations since September 1995. From 1988 to September 1995, Mr. Taylor was Managing Director of Bridgeport's United Kingdom subsidiary, Bridgeport Machines Ltd. From 1984 to 1988, Mr. Taylor was Managing Director of Bridgeport Machines Ltd.'s Singapore operations. Mr. Taylor has been associated with Bridgeport for 25 of the last 32 years.

       Robert J. Cresci has served as a Director of Bridgeport since 1986, except for the period from August to November 1991. Mr. Cresci has been a Managing Director of Pecks Management Partners Ltd., an investment management firm, since September 1990. Mr. Cresci currently serves on the boards of EIS International, Inc., Sepracor, Inc., Westbrae Natural, Inc., Arcadia Financial, Ltd., Hitox, Inc., Garnet Resources Corporation, HarCor Energy, Inc., Meris Laboratories, Inc., Film Roman, Inc., Educational Medical, Inc., Source Media, Inc. and several private companies. Mr. Cresci is a member of Bridgeport's Compensation Committee.

       Bhikhaji M. Maneckji has been a Director of Bridgeport since May 1995. Mr. Maneckji is the designee Board Member of Textron. See "Compensation Committee Interlocks and Insider Participation." Mr. Maneckji is Vice President and General Counsel-Textron Industrial Products, Textron Inc. From October 1995 to January 1997, Mr. Maneckji was General Counsel-Textron Industrial Products, Textron Inc. From 1986 to October 1995, Mr. Maneckji was Assistant General Counsel and Assistant Secretary of Textron. From 1973 to 1986, Mr. Maneckji served Textron in various positions. Mr. Maneckji is Chairman of Bridgeport's Audit Committee.

       Brian P. Murphy has served as a Director of Bridgeport since October 1996. Mr Murphy is the designee Board Member of KDF as Nominee for Kansas Public Employee Retirement System (see "Compensation Committee Interlocks and Insider Participation"). Mr. Murphy has been a Director of Portfolio Advisors, Inc. where he serves as a manager of alternative investment portfolios. From March 1992 until August 1996, Mr. Murphy was a Senior Vice President and Portfolio Manager with Morris Anderson Investment Advisors, Inc. Mr. Murphy is a member of Bridgeport's Audit Committee.


Board of Directors Meetings and Committees

      The Board of Directors had seven meetings and took action by unanimous written consent seven times during fiscal 1997. Each Director attended more than 75% of the total number of Board meetings and meetings of Board committees on which such Director served during fiscal 1997.

      There are currently Audit, Compensation and Nominating Committees of the Board of Directors. Committee membership, the number of committee meetings held during fiscal 1997 and the functions of those committees are described below.

      Audit Committee. The Audit Committee is composed of Bhikhaji M. Maneckji (Chairman), Brian P. Murphy and Eliot M. Fried, all of whom are independent Directors. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of Bridgeport's internal accounting controls. The Audit Committee had one meeting during fiscal 1997.

      Compensation Committee. The Compensation Committee is composed of Eliot M. Fried (Chairman) and Robert J. Cresci, both of whom are independent Directors. The Compensation Committee determines compensation for Bridgeport's executive officers, in addition to administering Bridgeport's 1994 Stock Incentive Plan and the 1994 Non-Employee Director Stock Option Plan (the "Directors Plan"). The Compensation Committee had two meetings during fiscal 1997.

      Nominating Committee. The Nominating Committee is composed of Joseph E. Clancy (Chairman) and Dan L. Griffith, both of whom are employee Directors. The Nominating Committee nominates the slate of Directors for election as necessary. The Nominating Committee had one meeting during fiscal 1997. The Nominating Committee will consider nominees recommended by stockholders. See "Date for Submission of Stockholder Proposals" for discussions of certain procedures and timing to be followed by stockholders in submitting such recommendations.


Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bridgeport's Directors and executive officers, and persons who own more than ten percent of a registered class of Bridgeport's equity securities to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Bridgeport. Officers, directors and greater than ten percent stockholders are required by Commission regulation to furnish Bridgeport with copies of all Section 16(a) reports they file.

      Based solely on a review of copies of such reports furnished to Bridgeport through the date hereof, or written representations that no reports are required to be filed, Bridgeport believes that during the fiscal year ended March 29, 1997 all such filings applicable to its officers, directors and ten percent stockholders were complied with.


Compensation of Directors

      Each Director who is not an employee of Bridgeport receives from Bridgeport an annual fee of $12,500, a meeting fee of $500 for each Board or Committee meeting attended and reimbursement of expenses incurred in attending meetings. Each non-employee Director was granted under the Directors Plan an option to purchase 7,500 shares of Common Stock upon the consummation of Bridgeport's initial public offering in December 1994. Those non-employee Directors who were not directors at such time were granted an option to purchase 7,500 shares of Common Stock upon being appointed Director of the Company. In addition, each non-employee Director will automatically be granted annually an option to purchase an additional 2,000 shares of Common Stock on the date of each of Bridgeport's annual meetings of stockholders.

EXECUTIVE COMPENSATION

      The following table sets forth information regarding the cash and other compensation paid or accrued and certain long-term awards made to the Chief Executive Officer and the four highest paid named executives for services in all capacities for the fiscal years ending March 29, 1997, March 30, 1996 and April 1, 1995.

                                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                                                             ------------
                                       Annual Compensation                        Awards
                                       -------------------                        ------
                                                                      (1)        Securities
                                                                     Other       Underlying
                                                                     Annual       Options/          All Other
     Name and Principal                                              Compen-         SARs          Compen-
         Position *        Year      Salary ($)       Bonus ($)     sation ($)   (# Shares)       sation($)(2)
         ----------        ----      ----------       ---------     ----------   ----------       ------------
J.E. Clancy                1995       275,000             --           5,460        20,000        1,005,723
Chairman of the Board      1996       275,000             --             875          --             11,691
                           1997       275,000             --             919          --             10,287 (3)

D.L. Griffith              1995       206,250             --            --          20,000          390,062
President, Chief           1996       231,730             --            --            --              8,915
Executive Officer and      1997       255,769             --            --          10,000            8,332 (4)
Director

M.S. LaMonica, Jr          1995       134,250           19,306           837         7,500          311,659
Vice President-            1996       142,327           26,907         1,281          --              6,282
Marketing & Sales (8)      1997       151,754           28,502           569          --              6,060 (5)

M. Taylor                  1995       137,107 (6)         --            --           7,500           86,524 (6)
Senior Vice President      1996       159,501 (6)         --            --           5,000              609 (6)
and Managing Director-     1997       182,931 (6)         --            --           5,000              657 (6)
European Operations

R.J. LoStocco              1995       118,406             --             463         7,500          196,212
Vice President-            1996       124,042             --             662          --              5,474
Administration and         1997       130,000             --           1,643          --              5,036 (7)
Secretary
---------

* Mr. Griffith succeeded Mr. Clancy as Chief Executive Officer of Bridgeport in June 1995 (fiscal year 1996).


1) Fringe benefit amounts are omitted to the extent the aggregate value of such benefits is less than the lesser of 10% of salary and bonus, or $50,000. Amounts listed in this column represent above-market interest on deferred compensation.

2) 1995 balances include a special management stock award plus a cash payment equal to 35% of the value of the stock awarded to Mr. Clancy of $974,670, Mr. Griffith of $374,881, Mr. LaMonica of $299,886, Mr. Taylor of $85,978 and Mr. LoStocco of $187,431.

3) Consists of (i) $8,397 contributed by Bridgeport to Mr. Clancy's account under the Company's 401(k) savings plan and (ii) $1,890 in life insurance premiums paid by Bridgeport for the benefit of Mr. Clancy.

4) Consists of (i) $7,657 contributed by Bridgeport to Mr. Griffith's account under Bridgeport's 401(k) savings plan and (ii) $675 in life insurance premiums paid by Bridgeport for the benefit of Mr. Griffith.

5) Consists of (i) $5,385 contributed by Bridgeport to Mr. LaMonica, Jr.'s account under Bridgeport's 401(k) savings plan and (ii) $675 in life insurance premiums paid by Bridgeport for the benefit of Mr. LaMonica, Jr.

6) The compensation was paid in United Kingdom pounds sterling and translated at average rates. Amount listed under All Other Compensation -1997 consists of $657 in life insurance premiums paid by Bridgeport for the benefit of Mr. Taylor.

7) Consists of (i) $3,983 contributed by Bridgeport to Mr. LoStocco's account under Bridgeport's 401(k) savings plan and (ii) $1,053 in life insurance premiums paid by Bridgeport for the benefit of Mr. LoStocco.

8)   Mr. LaMonica, Jr. resigned from his position as Vice  President-Marketing &
     Sales on July 3, 1997.

            The following table sets forth information regarding grants of stock options made during fiscal year 1997 to each of the named executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

 Individual Grants
        (1)

                        Number of                                                         Potential Realized Value at
                        Securities       % of Total                                         Assumed Annual Rates of
                        Underlying    Options Granted    Exercise or                       Stock Price Appreciation
                         Options        to Employees     Base Price                           for Option Term (3)
        Name           Granted (#)    in Fiscal Year(2)      ($/Sh)       Expiration Date      5%            10%
        ----           -----------    -----------------      ------       ---------------      --            ---
J. E. Clancy                   -              -               -                -                   -             -
D. L. Griffith            10,000             40%            $11.44       December 2001       $31,600       $69,840
M.S. LaMonica, Jr.             -              -               -                -                   -             -
R. J. LoStocco                 -              -               -                -                   -             -
M. Taylor                  5,000             20%            $11.44       December 2001       $15,800       $34,920


(1) All options granted to named executive officers were granted pursuant to Bridgeport's 1994 Stock Incentive Plan. The options vest and become exercisable over a period of three years at the rate of one-third annually on each of the first three anniversary dates of issuance. The options were granted on December 16, 1996.

(2) Percentages listed are based on options to purchase a total of 25,000 shares of Common Stock granted by Bridgeport to certain of its employees during fiscal year 1997. Calculations do not include options to purchase an aggregate of 15,500 shares of Common Stock granted to the independent
      Directors in fiscal 1997 pursuant to the Directors Plan.

(3) Potential realizable value is calculated based on an assumption that the fair market value of the Common Stock appreciates at the annual rates shown
     (5% and 10%), compounded annually, from the date of grant until the end of the option term (5 years). The 5% and 10% assumed rates are mandated by the Commission for the purposes of calculating realizable value and do not represent Bridgeport's estimate or projection of future stock prices.

      The following table sets forth the information concerning the fiscal year-end value of unexercised options.

               Aggregated Option Exercise in 1997 Fiscal Year and 1997 Fiscal Year-End Option Values

                                                             Number of Securities
                                                            Underlying Unexercised          Value of Unexercised
                            Shares                               Options at               In-the-Money Options at
                          Acquired on        Value            Fiscal Year End               Fiscal Year End (1)
Name                     Exercise (#)     Realized ($)      Exercisable  Unexercisable    Exercisable  Unexercisable
----                     ------------     ------------      -----------  -------------    -----------  -------------
J. E. Clancy                   -                -             13,333          6,667         $ 13,333        $6,667
D. L. Griffith                 -                -             13,333         16,667         $ 13,333        $6,667
M. S. LaMonica, Jr.            -                -              5,000          2,500         $  5,000        $2,500
R. J. LoStocco                 -                -              5,000          2,500         $  5,000        $2,500
M. Taylor                      -                -              7,376         10,834         $  8,316        $2,500

(1) Amounts listed are based upon the $11.00 per share closing price for the Common Stock on the Nasdaq National Market on March 27, 1997 (last trading day in fiscal 1997).

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee currently consists of Robert J. Cresci and Eliot M. Fried. None of the members of the Compensation Committee is or has been an officer or employee of Bridgeport. No executive officer of Bridgeport served on any board of directors or compensation committee of any entity (other than Bridgeport) with which any member of the Compensation Committee is affiliated.

      The following agreements relate to certain relationships and related transactions involving among others, the members of the Compensation Committee.

      Voting Agreement. In connection with the operational restructuring and financial restructuring and recapitalization of Bridgeport completed in December 1992 (the "1992 Recapitalization"), existing stockholders of Bridgeport ("Existing Stockholders") who, as of July 21, 1997, owned a total of 3,009,811 shares of Common Stock, entered into an agreement (the "Voting Agreement") pursuant to which they agreed to vote their shares to elect members of the Board of Directors as follows: (i) one Director designated by Textron, as holder of 1,189,233 shares of Common Stock and (ii) one Director designated by KDF and DERF, acting by a majority of an aggregate of 710,838 shares of Common Stock held by KDF and DERF, of which KDF currently owns approximately 68%. Such voting arrangements lapse in each case, on the earlier of December 31, 2000 or the date on which the covered shares owned by Textron or KDF and DERF, as the case may be, constitute less than 5% of the outstanding Common Stock.

      Pursuant to the Termination Agreement and Waiver, Textron, KDF and DERF waived their rights with respect to each share of Common Stock held by an Existing Stockholder that is sold or otherwise transferred by the Existing Stockholder to a person or entity which is not an affiliate (as defined in the Termination Agreement and Waiver) of such Existing Stockholder (see also "-Textron Stockholders Agreement" below). In addition, each of the parties to the Voting Agreement waived any and all rights granted to it pursuant to the Voting Agreement with respect to any shares of Common Stock sold in Bridgeport's initial public offering in December 1994.

      Textron Stockholders Agreement. In connection with the 1992 Recapitalization Existing Stockholders with respect to certain shares of Common Stock (the "Covenanted Shares"), agreed to share with Textron certain proceeds from the sale or disposition of their respective shares of Common Stock. Such price sharing arrangement was terminated in fiscal 1995 and no longer has any effect.

      During the term of the agreement, the holders of the Covenanted Shares also agreed to vote their shares in favor of a Textron nominee to the Board of Directors, provided that such agreement shall not preclude such holders from voting in favor of any other nominee in addition to the Textron nominee. All Covenanted Shares are subject to the Voting Agreement and, as a result, the Textron Stockholders Agreement does not provide the Textron nominee with additional votes (see "-Voting Agreement" above).

      The voting arrangement under the Textron Stockholders Agreement will continue in effect until the earlier of December 15, 2000 or the date on which the shares received by Textron in the 1992 Recapitalization constitute less than 5% of the outstanding Common Stock or, with respect to each Covenanted Share, until the occurrence of any of the following events with respect to such share and compliance by the holder with applicable procedures: (i) the sale of a Covenanted share at $7.05 or more in a transaction where no public market exists for the Common Stock, (ii) the first sale of such Covenanted Share while a public market for the Common Stock exists, (iii) the sale of such Covenanted Share in a transaction involving a sale of all of the Common Stock and (iv) the distribution, whether in dissolution, by dividend or otherwise, to Bridgeport's stockholders of all of the net proceeds of the sale by Bridgeport of substantially all of its assets. In the event Textron disposes of any of its original 1,448,400 shares of Common Stock (Textron currently holds 1,189,233 of such shares) while the covenant is in effect, such covenant will lapse with respect to a proportionate number of Covenanted Shares. In addition, pursuant to the Termination Agreement and Waiver, Textron waived its voting rights with respect to each Covenanted Share that is sold or otherwise transferred by a holder to a person or entity other than an affiliate (as defined in the Termination Agreement and Waiver). (See "-Voting Agreement" above.)

Performance Graph

      The graph set forth below compares the yearly percentage change in the cumulative shareholder return on the Common Stock with the cumulative total return of the Nasdaq Stock Market-U.S. and an industry peer group for the period commencing November 28, 1994 (the date on which trading of Bridgeport's Common Stock commenced) through March 29, 1997. The peer group consists of Cincinnati Milacron, Inc., Giddings & Lewis Inc. and Hurco Companies Inc. The following graph assumes that the value of the investment in Bridgeport and the indices was $100 at the beginning of the period. The stock price performance presented below is not necessarily indicative of future results.

















                 [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED BELOW]














                                      11/29/94    4/1/95     3/30/96    3/29/97
                                      --------    ------     -------    -------
Bridgeport Machines, Inc.                100        148        180        110
Peer Group                               100        107        123         94
Nasdaq Stock Market - US                 100        109        148        169

Pension Scheme

     Bridgeport maintains a Pension Scheme for its United Kingdom operations ("UK Pension Scheme"). The following table sets forth the estimated annual benefit payable upon retirement under the UK Pension Scheme.

                                              Pension Plan Table

                                    -------------------------- Years of Service------------------------------


        Remuneration                   15                    20                    25                    30
        ------------                   --                    --                    --                    --
         $100,000                   $22,500               $30,000               $37,500               $45,000
          115,000                    25,875                34,500                43,125                51,750
          130,000                    29,250                39,000                48,750                58,500
          145,000                    32,625                43,500                54,375                65,250
          160,000                    36,000                48,000                60,000                72,000
          175,000                    39,373                52,500                65,625                78,750
          190,000                    42,750                57,000                71,250                85,500
          205,000                    46,125                61,500                76,875                92,250

     The  Remuneration  column relates to a participant's  annual salary such as that set forth in the Salary column of the Summary Compensation Table. A participant's pensionable salary is the highest average annual salary of any three consecutive years during the last ten years prior to retirement. The normal retirement date for participants is age 65. The normal retirement benefit consists of a stream of monthly payments over the life of the participant. Malcolm Taylor, Senior Vice President and Managing Director -European Operations, is a participant in Bridgeport's UK Pension Scheme and is 61 years old and has 25 years of service.


Employment Agreements

      Joseph E. Clancy and Dan L. Griffith have employment agreements with Bridgeport. Under such agreements, Mr. Clancy serves as Chairman of the Board and as an Executive Officer for a base salary of $275,000 and Mr. Griffith serves as President and Chief Executive Officer for a base salary of $275,000. The base salary is automatically adjusted annually for increases in U.S. City Average Consumer Price Index. The agreements also provide for annual salary increases as determined by the Board of Directors. The term of each agreement continues until the earlier of the executive's retirement, death, disability or voluntary termination. Under the agreements, Messrs. Clancy and Griffith are also provided the opportunity to participate in pension and welfare plans, programs and benefits offered generally to all executives.

      In the event of termination of employment of either Mr. Clancy or Mr. Griffith by Bridgeport for cause, or if the executive resigns other than by reason of a substantial breach of the employment agreement by Bridgeport, the executive will be entitled only to his base salary and benefits through the date of termination. In the event of termination of employment without cause or resignation by the executive as a result of a substantial breach of the employment agreement by Bridgeport (such as reduction in base salary), the executive will be entitled to two years' base salary plus any bonus awarded (but not received) during the current or preceding year (subject to reduction for amounts received in connection with other employment commencing one year after the date of termination) and benefits for two years following termination of the agreement.

      Each of Mr. Clancy and Mr. Griffith has agreed to refrain from competing with Bridgeport for two years following termination of employment or resignation therefrom. The agreements provide that the restricted period may be extended if the executive violates the non-competition provisions. Additionally, the executive forfeits any right to severance if he materially breaches such provisions.

      Bridgeport is permitted to assign the agreement to any business that acquires all or substantially all of the assets of Bridgeport by merger, consolidation or otherwise.

      Malcolm Taylor entered into a new employment agreement in September 1995 pursuant to which he serves as Senior Vice President-Bridgeport Machines, Inc. and Managing Director of Bridgeport's European Operations. The agreement has a term of two years after which it may be terminated by Bridgeport at any time upon not less than 24 months notice or by Mr. Taylor at any time upon not less than 12 months notice. The agreement presently provides for an annual salary of 116,500 (pounds) (approximately $190,000), subject to annual increases as determined by the board of Bridgeport's United Kingdom subsidiary. Under the agreement, Mr. Taylor is provided the opportunity to participate in Bridgeport's bonus programs and pension and welfare plans and benefits. In the event Mr. Taylor is unable to perform his duties under the agreement as a result of illness or other incapacity beyond his control, he will be entitled to receive all or part of his salary for a period of six months or longer at the Board's discretion.


Report of the Compensation Committee of Executive Compensation

      The policy of the Compensation Committee is to align executive compensation with the attainment of business objectives and with the overall corporate performance of Bridgeport. In addition, the executive compensation policy is structured to attract, retain and reward executive officers who contribute to the long-term success of Bridgeport for the purpose of creating greater value for the stockholders.

      The principal components of executive compensation are annual cash compensation consisting of base salary and incentive bonus, and long-term incentive compensation consisting of awards of restricted stock and stock options. The Compensation Committee makes awards of restricted stock and stock options through the Bridgeport 1994 Stock Incentive Plan (the "Stock Incentive Plan"). Stock-based awards are designed to create and encourage ownership and retention of Bridgeport stock by executive officers in order to align their interests with those of the stockholders. Each year, after a review of each executive officer's individual performance, his contribution to the achievement of any business objectives and the overall corporate performance of Bridgeport for the previous year, the Compensation Committee makes a subjective determination of each executive officer's compensation for the following year. The amount of compensation and the mix of cash and stock-based compensation is structured to be competitive with similar companies. Although no formal survey is undertaken, the Compensation Committee makes such determination based on its general knowledge of similar companies.

      The compensation of Joseph E. Clancy and Dan L. Griffith is paid pursuant to employment agreements. These employment agreements provide for annual salary increases as determined by the Board of Directors through the term of the agreement. Additionally, the employment agreements provide for participation in Bridgeport's incentive bonus plans, including the Stock Incentive Plan. During fiscal year 1997, the salary of Mr. Griffith was increased to $275,000. Mr. Clancy's salary remained at $275,000. The Compensation Committee determined the fiscal year 1997 compensation of Messrs. Clancy and Griffith using the same criteria as it does for all other executive officers of Bridgeport as described above.

      Section 162(m) of the Internal Revenue Code imposes a $1,000,000 ceiling on tax-deductible remuneration paid to each of the five most highly compensated executive officers of a publicly-held corporation, unless the compensation is treated as performance related. The compensation generally paid to each of Bridgeport's executive officers is less than the $1,000,000 threshold, although for fiscal 1995, Mr. Clancy received compensation in excess of the threshold due to a special management stock award. The Compensation Committee has not yet made any policy decisions with respect to this limit.

                             Compensation Committee
                            Eliot M. Fried (Chairman)
                                Robert J. Cresci

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Settlement of Certain Environmental Matters

      In connection with the leveraged buy-out of Bridgeport from Textron in 1986, Textron agreed to retain liability for, among other things, historic contamination related to Bridgeport facility in Bridgeport, Connecticut. Subsequent to Bridgeport's leveraged buy-out transaction in 1986, contamination was identified at the Connecticut facility. Textron disputed the extent of its liability for remediation of the contamination. Bridgeport commenced litigation against Textron. In settlement of the litigation, Textron and Bridgeport entered into an agreement in June 1994 which allocates remediation costs between Textron and Bridgeport. Under the settlement agreement, Textron agreed to accept sole responsibility to remediate hazardous substances in certain areas of the Bridgeport facility to the extent required by law, and Bridgeport and Textron agreed to share equally the costs to remediate groundwater beneath the property.

Textron Financing Arrangements

      Bridgeport  offers to its  customers  the  ability  to  finance  purchases through financing arrangements provided by Textron Financial Corporation ("TFC"), a subsidiary of Textron. TFC determines whether or not to extend financing to customers on a case by case basis. In the event of default by a customer, Bridgeport is under no obligation to repurchase the equipment. Bridgeport believes that the loss of TFC as a financing source would not have a material adverse effect on Bridgeport.


Assumption of Product Liability by Textron

      In connection with Bridgeport's leveraged buy-out transaction in 1986, Textron assumed certain product liability exposure for products shipped by Bridgeport prior to the effective date of the closing of such transaction.

      Certain other relationships and related transactions are described above under "Compensation Committee Interlocks and Insider Participation."

              ITEM II. AMENDMENT AND RESTATEMENT OF THE BRIDGEPORT
                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

      On September 28, 1994, the Board of Directors adopted the Director Plan, and on October 25, 1994, the stockholders approved the Director Plan, under which 60,000 shares of Common Stock were reserved for issuance pursuant to the grant of stock based awards. As of July 21, 1997, only 18,000 shares were available for such future awards. In order to ensure the continued availability of a sufficient number of shares of Common Stock for awards under the Director Plan so as to continue to provide Bridgeport with the ability to compensate eligible directors with stock based awards to align directors and stockholder interests, on July 21, 1997 the Board of Directors amended the Director Plan, subject to stockholder approval, (i) to increase the number of shares of Common Stock available under the Director Plan from 60,000 to 120,000 and (ii) to make such other modifications as the Board deemed necessary including such modifications to bring the Director Plan into conformity with new Rule 16b-3 under the Securities Exchange Act of 1934. Bridgeport is seeking stockholder approval of the Amendment and Restatement of the Director Plan for the purpose of complying with the rules of the Nasdaq National Market in order for shares of Common Stock issued pursuant to the Director Plan to be listed for trading thereunder.


Purpose and Eligibility

      The purpose of the Stock Incentive Plan is to provide a means through which Bridgeport may attract able persons to enter and remain as director of Bridgeport and to provide a means whereby those key directors upon whom the responsibilities of the Board of Directors of Bridgeport are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of Bridgeport and promoting an identity of interest between stockholders and the directors.

      Pursuant to the Director Plan, only Directors of Bridgeport who are not also employees ("Non-Employee Directors") are eligible to receive awards of stock options. Currently, there are four directors eligible to participate in the Director Plan.

Administration

      The Director Plan is administered by either the full Board or the Compensation Committee (the entity administering the Director Plan hereafter referred to as the "Committee"), as determined by the Board. The Committee, or the Board (as the case may be), subject to the provisions of the Director Plan, has the power to make discretionary grants of options and to determine the terms of such discretionary grants (including the exercise price), to construe the Director Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the Director Plan as it may deem desirable. Prior to the Amendment and Restatement, the Director Plan was administered by the Compensation Committee which did not have the power to make discretionary option grants.

Awards

      On the date any person first becomes a Non-Employee Director, such person shall be automatically granted without further action by the Board an option to purchase 7,500 shares of Common Stock. Thereafter, for the remainder of the term of the Director Plan and provided such person remains a director of the Company, on the date of each of the Company's Annual Meeting of Stockholders, each Non-Employee Director shall be automatically granted without further action by the Board an option to purchase 2,000 shares of Common Stock.

      The purchase price of the Common Stock under each option granted by virtue of the automatic formula grant shall be the Fair Market Value of the Common Stock on the date of grant.

      Discretionary options granted by the Committee shall have an exercise price as determined by the Committee at the time of grant. Prior to the Amendment and Restatement, the Director Plan did not allow for an exercise price other than that equal to the Fair Market Value of the Common Stock on the date of grant.


Vesting

      Options granted under the Director Plan vest and become exercisable in three annual installments at the rate of one third of the underlying shares on the first anniversary of the date of grant and one third of the remaining underlying shares on each of the next two anniversaries of the date of grant.


Effect of Change in Control of Bridgeport

      In the event of a Change in Control (as defined below) of Bridgeport, all options will become immediately vested and exercisable. For purposes of the Director Plan, a Change in Control is defined as (i) the acquisition by any person or group of persons, acting in concert, of 50% or more of either the outstanding Common Stock or the combined voting power of Bridgeport's outstanding securities, or (ii) a change in the majority membership of the Board over a two-year period not authorized by the members in office at the beginning of such two-year period.


Shares Subject to the Stock Incentive Plan

      Bridgeport has reserved 120,000 shares of Common Stock for issuance under the Director Plan.

Amendment and Termination

      The Board may at any time terminate the Director Plan or make such modifications or amendments thereto as it deems avsiable.


Market Value

      The per share market price of the Common Stock as of July 21, 1997 was $11 3/8.



Federal Tax Consequences

      The following is a brief description of the federal income tax consequences applicable to options granted under the Director Plan: (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares; if unrestricted, on the date of the exercise, and Bridgeport is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.


Recommendation and Vote

      Approval of the Amendment and Restatement of the Director Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DIRECTOR PLAN.

New Plan Benefits

      The following table sets forth the number of shares underlying the stock options to be granted to the Non-Employee Directors as of the date of the Annual Meeting, pursuant to the Directors Plan. These stock options are part of an automatic formula grant under the Director Plan. A description of the automatic formula grant with respect to the Non-Employee Directors is set forth above under "Item II. Amendment and Restatement of the 1994 Non-Employee Director Stock Option Plan." Because the grant of stock options under the Director Plan is subject to the discretion of the Compensation Committee and pursuant to a formula which grants stock options in different amounts at different times depending on the Non-Employee Directors' status as new members of the Board or continuing members, the Company cannot determine the number of shares underlying stock options to be granted in the future.

Name and Position                                 Dollar Value ($)                      Number of Units (1)
-----------------                                 ----------------                      -------------------
All Non-Employee Directors                               (3)                                   8,000 (4)
as a Group (2)

Robert J. Cresci                                         (3)                                   2,000
(Non-Employee Director)

Eliot M. Fried                                           (3)                                   2,000
(Non-Employee Director)

Bhikhaji M. Maneckji                                     (3)                                   2,000
(Non-Employee Director)

Brian P. Murphy                                          (3)                                   2,000
(Non-Employee Director)
-------------

(1) This column represents the number of shares of Common Stock underlying the stock options to be granted pursuant to the Director Plan.

(2)   This group consists of Messrs. Cresci, Fried, Maneckji and Murphy.

(3) These stock options will have an exercise price per share equal to the fair market value of one share of Common Stock on the date of grant;
      therefore, the dollar value is indeterminable.

(4) Represents the aggregate of the number of shares underlying stock options to be granted to Messrs., Cresci, Fried, Maneckji and Murphy.

               ITEM III. RATIFICATION OF SELECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

      The Board of Directors proposes and recommends that the stockholders ratify the selection of Arthur Andersen LLP, independent public accountants, to audit the accounts of Bridgeport and its subsidiaries for fiscal 1998. The following resolution will be offered at the Annual Meeting:

      RESOLVED, that the selection by the Board of Directors of Arthur Andersen LLP, independent public accountants, to audit the accounts of Bridgeport and its subsidiaries for fiscal 1997 be, and hereby is, ratified and approved.

      In the event the stockholders fail to ratify the appointment, the Board of Directors will consider it a direction to select other independent public accountants for the subsequent year. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent public accounting firm at any time during the year, if the Board determines that such a change would be in the best interest of Bridgeport and its stockholders.

      Arthur Andersen LLP has been serving as Bridgeport's independent public accountants since fiscal 1992.

      A representative of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.


                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

      In accordance with the rules established by the Commission, stockholder proposals to be included in Bridgeport's proxy statement with respect to the 1998 Annual Meeting of stockholders must be received by Bridgeport at its executive offices located at 500 Lindley Street, Bridgeport, Connecticut, 06606 no later than March 30, 1998.

      In addition, Bridgeport's Bylaws provide that any stockholder of record desiring to nominate a director or have a stockholder proposal considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the Bylaws, to Bridgeport Machines, Inc., Attention: Secretary, at its principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of the prior year's annual meeting (the "Anniversary Date"); provided, however, that stockholders will have additional time to deliver the required notice in the event the annual meeting is advanced by more than 30 days or delayed by more than 90 days from the Anniversary Date. The required notice must set forth (i) as to each person whom the stockholder proposes to nominate, all information relating to such person required by Regulation 14A under the Securities Exchange Act of 1934, as amended, (ii) as to any other business to be proposed by the stockholder, a brief description of such business, the reasons for conducting the business and any material interests of the stockholder (and beneficial owner, if any) in the business and (iii) the name and address of, and the number of shares owned by, such stockholder (and beneficial owner, if any).

                          OTHER BUSINESS OF THE MEETING

      Management does not know of any business to be transacted at the Annual Meeting other than as indicated herein. However, certain stockholders may present topics for discussion from the floor. Should any matter other than as indicated herein properly come before the meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment.

      You are urged to mark, sign, date and return the enclosed proxy in the prepaid envelope provided for such purpose.


                                             By Order of the Board of Directors,



                                             /s/ Joseph E. Clancy
                                             --------------------
                                             Joseph E. Clancy
                                             Chairman of the Board of Directors
                                             July 31, 1997

                                 REVOCABLE PROXY
                            BRIDGEPORT MACHINES, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                SEPTEMBER 4, 1997

  The undersigned hereby appoints Dan L. Griffith and Walter C. Lazarcheck, or either of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Bridgeport Machines, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Brooklawn Country Club, 500 Algonquin Road, Fairfield, CTat 10:30 AM on September 4, 1997 and at any and all adjournments and postponements thereof, as follows:

  I. The election as directors of all nominees listed below for three-year terms.

    Dan L. Griffith              Eliot M. Fried

   [   ] FOR            [   ] WITHHOLD              [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------



  II. Approval of the amendment and restatement of the Bridgeport Machines, Inc. 1994 Non-Employee Directors Stock Option Plan.

[   ] FOR             [   ] AGAINST              [    ] ABSTAIN


III. Ratification of the selection of Arthur Andersen LLPas independent public accountants for the Company for the fiscal year ending March 28, 1998.

[   ] FOR             [   ] AGAINST              [    ] ABSTAIN


  In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournments or postponements thereof.


  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          Please be sure to sign and date this Proxy in the box below.


                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.

                            BRIDGEPORT MACHINES, INC.

  The Board of Directors recommends a vote "FOR" the listed nominees and proposals.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  Should the person(s) signing above be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The person(s) signing above acknowledge(s) receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, and a Proxy Statement and an Annual Report to Stockholders for the fiscal year ended March 29, 1997.

  Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY